January 15, 2005


Dear American Family Client:

   As a valued American Family Variable Universal Life policy owner, I am pleased to provide you with the annual fund reports for the investment options offered by your American Family policy. These reports provide an update on each portfolio's performance as of December 31, 2004. Portfolio performance does not take into account the fees charged by the policy. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

   I hope that you find the enclosed information helpful. If you have any questions concerning your policy, please do not hesitate to call your American Family agent or our Administrative Service Center toll-free, at (888) 428-5433.

   We appreciate and value your business and look forward to serving you again in the future.

Sincerely,

/s/ M. Jeffrey Bosco

M. Jeffrey Bosco
Life, Variable Products and Health
Vice President